United States
                       Securities and Exchange Commission
                              Washington, DC 20549

                                   Form 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              December 16, 2002
                                                  ------------------------------


                                   WICKES INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                     1-14967                    36-3554758
--------------------------------------------------------------------------------
(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
    of Incorporation)                                       Identification No.)


 706 North Deerpath Drive, Vernon Hills, Illinois         60061
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                (Zip Code)

 Registrant's telephone number, including area code (847) 367-3400
                                                   -----------------------------

Item 2.      Acquisition or Disposition of Assets.

     On December 16, 2002, Wickes Inc. (or "the Company"), sold thirty-seven of its lumberyards, other facilities and assets in Wisconsin and Michigan to Lanoga Corporation (through its United Building Centers division), pursuant to an Asset Purchase and Sale Agreement between Lanoga Corporation and Wickes dated as of October 30, 2002 (the "Asset Purchase Agreement").

     The sale price is $55,253,000, plus additional net proceeds of $20 million for the value of the inventory and accounts receivable of the business operations sold less certain liabilities assumed by Lanoga Corporation. The final purchase price is subject to post closing adjustments for which $5 million is currently being held in escrow. The sales price was determined by arms-length negotiation between the parties. The proceeds will be used to reduce the outstanding balance of the Company's revolving line of credit and real estate term loan extended by its existing lenders.

     Wickes is retaining  its   operations   in  the   southern   half  of  the
lower-peninsula of Michigan, including all of its operations in Coldwater, Davison, Grand Blanc, Grand Rapids, Owosso, Port Huron, Romeo, Mason, Rochester, Monroe, Jackson and Kalamazoo.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)    Financial Statements of Business Acquired - Not Applicable

      (b)    Pro Forma Financial Information

             Unaudited pro forma condensed consolidated financial information which reflects the Company's disposition of thirty-seven of its lumberyards, other facilities and assets in Wisconsin and Michigan to Lanoga Corporation for the nine-month period ended September 28, 2002 and for the years ended December 29, 2001 and December 30, 2000 are included on pages F-1 - F-7.



       (c)   Exhibits.

             2. Asset Purchase and Sale Agreement between Lanoga Corporation and Wickes Inc., dated as of October 30, 2002. Certain schedules and exhibits referenced in the Asset Purchase and Sale Agreement between Lanoga Corporation and Wickes Inc., dated as of October 30, 2002 have been omitted in accordance with Item 601(b)(2) of Regulation S-K. **

                  A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

             99.1 Press Release issued by Wickes Inc. on December 16, 2002. **

             ** Filed as Exhibits 2 and 99.1, respectively, to the Current Report on Form 8-k dated December 18, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 WICKES INC.
                                          --------------------------
                                                (Registrant)


Date    December 31, 2002             By   /s/ James A. Hopwood
     -----------------------------        -----------------------

                                          James A. Hopwood, Senior Vice
                                          President and Chief Financial Officer

                                   WICKES INC
                                      INDEX

I.       Unaudited Pro Forma Condensed Consolidated Financial Information

         Pro Forma Condensed Consolidated Balance Sheet as
         of September 28, 2002                                              F-3

         Pro Forma Condensed Consolidated Statement of Operations
         for the nine-month period ended September 28, 2002                 F-4

         Pro Forma Condensed Consolidated Statement of Operations
         for the fiscal year ended December 29, 2001                        F-5

         Pro Forma Condensed Consolidated Statement of Operations
         for the fiscal year ended December 30, 2000                        F-6

                                   WICKES INC.

                          UNAUDITED PRO FORMA CONDENSED

                        CONSOLIDATED FINANCIAL STATEMENTS


     The following sets forth the unaudited pro forma condensed consolidated balance sheet as of September 28, 2002 and the unaudited pro forma condensed consolidated statements of operations for Wickes Inc.(the "Company") for the nine months ended September 28, 2002 and for the fiscal years ended December 29, 2001 and December 30, 2000.

     The pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements of the Company filed pursuant to the rules and regulations of the Securities and Exchange Commission. The unaudited pro forma condensed consolidated financial information is presented as if the event described in Item 2 occurred on September 28, 2002 for balance sheet purposes and as of the beginning of the earliest period presented for the pro forma condensed consolidated statements of operations and has not been further modified for other operations closed or sold prior to this date nor have these financial statements been adjusted for administrative and other cost reductions expected as a result of this transaction.

     The statements contained in this filing may include forward-looking statements within the meaning of the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. As forward-looking statements, these statements involve risks and uncertainties that could cause actual results to differ materially from the expected results. Additional information on factors which could impact the Company and the forward-looking statements contained herein are detailed in the Company's filings with the Securities and Exchange Commission.
                                       F-2

                                      WICKES INC. AND SUBSIDIARIES
                                 PRO FORMA CONSOLIDATED BALANCE SHEET
                                              (unaudited)
                                          September 28, 2002
                                   (in thousands except share data)


                                                              As           Pro Froma          Consolidated
                                                           Reported       Adjustments          Pro Forma
                                                         -------------    -------------       ------------
                       ASSETS
Current assets:
    Cash                                               $          151   $       86,469 (1)  $      86,620
    Accounts receivable, net                                   86,799          (29,434)(3)         57,365
    Note receivable from affiliate                                436                -                436
    Inventory                                                  89,746          (29,712)(3)         60,034
    Deferred tax assets                                         7,667           (6,024)(2)          1,643
    Prepaid expenses and other assets                           7,001             (227)(3)          6,774
                                                         -------------    -------------       ------------
        Total current assets                                  191,800           21,072            212,872
                                                         -------------    -------------       ------------
Note receivable from affiliate                                      -                -                  -
Property, plant and equipment, net                             52,450          (11,267)(3)         41,183
Trademark, net                                                  5,856                -              5,856
Deferred tax assets                                            16,559          (11,740)(2)          4,819
Rental equipment, net                                           1,633             (472)(3)          1,161
Goodwill, net                                                  12,229                -             12,229
Other assets, net                                               4,200               (9)(3)          4,191
                                                         -------------    -------------       ------------
        Total assets                                   $      284,727   $       (2,416)     $     282,311
                                                         =============    =============       ============

         LIABILITIES & STOCKHOLDERS' EQUITY
Current liabilities:
    Current maturities of long-term debt               $       10,800   $            -      $      10,800
    Accounts payable                                           52,703          (20,896)(3)         31,807
    Accrued liabilities                                        18,450           (7,489)(3)         10,961
                                                         -------------    -------------       ------------

        Total current liabilities                              81,953          (28,385)            53,568
                                                         -------------    -------------       ------------
Long-term debt, less current maturities                       173,100                -            173,100
Other long-term liabilities                                     3,142             (670)(3)          2,472
Stockholders' equity:
    Common stock, $0.01 par (8,271,313)                            83                -                 83
    Additional paid-in capital                                 87,164                -             87,164
    Accumulated deficit                                       (60,715)          41,900 (4)
                                                                               (15,261)(2)        (34,076)
                                                         -------------    -------------       ------------
        Total stockholders' equity                             26,532           26,639             53,171
                                                         -------------    -------------       ------------

        Total liabilties and stockholders' equity      $      284,727   $       (2,416)     $     282,311
                                                         =============    =============       ============

                                                             F-3




                                             WICKES INC. AND SUBSIDIARIES
                                      PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                       (unaudited)
                                    For the Nine Month Period Ended September 28, 2002
                                        (in thousands, except per share data)


                                                                          As              Pro Forma        Consolidated
                                                                       Reported          Adjustments         Pro Forma
                                                                    ----------------    ---------------    --------------


Net sales                                                         $         657,718   $        208,632   $       449,086
Cost of sales                                                               517,012            162,684           354,328
                                                                    ----------------    ---------------    --------------
    Gross profit                                                            140,706             45,948            94,758
                                                                    ----------------    ---------------    --------------
Selling, general and administrative expenses                                124,117             37,951            86,166
Depreciation and trademark amortization                                       4,036                925             3,111
Provision for doubtful accounts                                               1,101                140               961
Store closing costs                                                           2,370                  -             2,370
Other operating income                                                       (3,267)              (554)           (2,713)
                                                                    ----------------    ---------------    --------------
                                                                            128,357             38,462            89,895
                                                                    ----------------    ---------------    --------------
    Income from operations                                                   12,349              7,486             4,863

Interest expense        (5)                                                  12,432                  -            12,432
                                                                    ----------------    ---------------    --------------
    (Loss) Income before income taxes                                           (83)             7,486            (7,569)

 Income Tax Expense (Benefit)                                                   279              2,938            (2,659)
                                                                    ----------------    ---------------    --------------
    Net (Loss) Income                                             $            (362)  $          4,548   $        (4,910)
                                                                    ================    ===============    ==============


Net (loss) income per common share-basic                          $           (0.04)  $           0.55   $         (0.59)
                                                                    ================    ===============    ==============

Net (loss) income per common share-diluted                        $           (0.04)  $           0.54   $         (0.59)
                                                                    ================    ===============    ==============

Weighted average common shares - for basic                                8,288,921          8,288,921         8,288,921
                                                                    ================    ===============    ==============

Weighted average common shares - for diluted                              8,288,921          8,423,341         8,288,921
                                                                    ================    ===============    ==============


                                                               F-4



                                               WICKES INC. AND SUBSIDIARIES
                                      PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                       (unaudited)
                                           For the Year Ended December 29, 2001
                                          (in thousands, except per share data)


                                                                          As              Pro Forma        Consolidated
                                                                       Reported          Adjustments         Pro Forma
                                                                    ----------------    ---------------    --------------


Net sales                                                         $       1,000,999   $        290,999   $       710,000
Cost of sales                                                               789,446            225,060           564,386
                                                                    ----------------    ---------------    --------------
    Gross profit                                                            211,553             65,939           145,614
                                                                    ----------------    ---------------    --------------
Selling, general and administrative expenses                                194,608             51,021           143,587
Depreciation, goodwill and trademark amortization                             6,508              1,269             5,239
Provision for doubtful accounts                                               1,470                554               916
Store closing costs                                                           1,744                  -             1,744
Other operating income                                                       (4,344)              (923)           (3,421)
                                                                    ----------------    ---------------    --------------
                                                                            199,986             51,921           148,065
                                                                    ----------------    ---------------    --------------
    Income (Loss) from operations                                            11,567             14,018            (2,451)

Interest expense        (5)                                                  21,787                  -            21,787
                                                                    ----------------    ---------------    --------------
    (Loss) Income before income taxes                                       (10,220)            14,018           (24,238)

Income Tax (Benefit) Expense                                                 (3,146)             5,502            (8,648)
                                                                    ----------------    ---------------    --------------
    Net (Loss) Income                                             $          (7,074)  $          8,516   $       (15,590)
                                                                    ================    ===============    ==============


Net (loss) income per common share-basic                          $           (0.85)  $           1.03   $         (1.88)
                                                                    ================    ===============    ==============

Net (loss) income per common share-diluted                        $           (0.85)  $           1.01   $         (1.88)
                                                                    ================    ===============    ==============

Weighted average common shares - for basic                                8,277,190          8,277,190         8,277,190
                                                                    ================    ===============    ==============

Weighted average common shares - for diluted                              8,277,190          8,403,742         8,277,190
                                                                    ================    ===============    ==============


                                                               F-5



                                     WICKES INC. AND SUBSIDIARIES
                             PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                            (unaudited)
                                For the Year Ended December 30, 2000
                                (in thousands, except per share data)


                                                                               As             Pro Forma        Consolidated
                                                                            Reported         Adjustments        Pro Forma
                                                                        ---------------    ---------------    -------------


Net sales                                                            $        1,027,604   $        301,229   $      726,375
Cost of sales                                                                   804,512            227,700          576,812
                                                                         ---------------    ---------------    -------------
    Gross profit                                                                223,092             73,529          149,563
                                                                         ---------------    ---------------    -------------
Selling, general and administrative expenses                                    199,889             54,696          145,193
Depreciation, goodwill and trademark amortization                                 5,877              1,167            4,710
Provision for doubtful accounts                                                     983                256              727
Store closing costs                                                                   -                  -                0
Other operating income                                                           (3,292)            (1,248)          (2,044)
                                                                         ---------------    ---------------    -------------
                                                                                203,457             54,871          148,586
                                                                         ---------------    ---------------    -------------
    Income from operations                                                       19,635             18,658              977

Interest expense      (5)                                                        24,322                  -           24,322
                                                                         ---------------    ---------------    -------------
    (Loss) Income before income taxes                                            (4,687)            18,658          (23,345)

 Income Tax (Benefit) Expense                                                      (735)             7,323           (8,058)
                                                                         ---------------    ---------------    -------------
    Loss (Income) before extraordinary items                                     (3,952)            11,335          (15,287)

Extraordinary gain on early extinguishment
  of debt, net of taxes of $4,313                                                 6,806                  -            6,806
                                                                         ---------------    ---------------    -------------
    Net Income (Loss)                                                  $          2,854   $         11,335   $       (8,481)
                                                                         ===============    ===============    =============

Net (loss) income before extraordinary gain per common share-basic     $          (0.48)  $           1.37   $        (1.85)
                                                                         ===============    ===============    =============

Net (loss) income before extraordinary gain per common share-diluted   $          (0.47)  $           1.34   $        (1.85)
                                                                         ===============    ===============    =============

Net income (loss) per common share-basic                               $           0.35   $           1.37   $        (1.03)
                                                                         ===============    ===============    =============

Net income (loss) per common share-diluted                             $           0.34   $           1.34   $        (1.03)
                                                                         ===============    ===============    =============

Weighted average common shares - for basic                                    8,249,774          8,249,774        8,249,774
                                                                         ===============    ===============    =============

Weighted average common shares - for diluted                                  8,466,383          8,466,383        8,249,774
                                                                         ===============    ===============    =============


                                                                     F-6


                                  WICKES, INC.

               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             FINANACIAL STATEMENTS


(1) Represents the estimated net cash proceeds of $86.5 million from the sale of thirty-seven of the Company's lumberyards, other facilities and assets in Wisconsin and Michigan to Lanoga Corporation.

(2) Represents the estimated provision for income taxes of $15.3 million and the utilization of deferred tax assets directly resulting from the gain related to the sale of the facilities described above. This estimate includes current deferred tax assets of $3.8 million and non-current deferred tax assets of $11.5 million. In addition, the removal of these assets and liabilities from the Company's balance sheet results in the reduction of $2.3 million current deferred tax assets and $0.2 million non-current deferred tax assets.

(3) Represents the adjustments to remove estimated net current and non-current assets and liabilities of the lumberyards and other facilities sold to Lanoga Corporation.

(4) Represents the estimated pre-tax gain after all transaction costs on the lumberyards and other facilities sold to Lanoga Corporation of $41,900,000. Amount represents the difference between the proceeds received and the net book value of assets and liabilities sold (excluding deferred income tax assets).

(5) The proceeds from the sale of the facilites described above will be used to pay down the Company's working asset line of credit and real estate term loan. Based on 2001 average working asset balances and interest rate levels experienced during 2001, the Company anticipates interest expense to be reduced on an annual basis by approximately $7.3 million.